[SIDEBAR TEXT]
SEMI-ANNUAL REPORT
[END SIDEBAR TEXT]

Smith Barney
Oregon
Municipals
Fund

October 31, 1997

[SMITH BARNEY LOGO]
Smith Barney Mutual Funds
Investing for your future.
Every day.

Smith Barney Oregon Municipals Fund

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Oregon Municipals Fund ("Fund") for the period ended October 31, 1997. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.

Fund's Performance and Investment Strategy

For the six months ended October 31, 1997, the Class A shares of the Fund generated a total return of 6.99%. In comparison, the Fund's Lipper Analytical Services, Inc. ("Lipper") peer group average posted a total return of 5.90% for the same period. (Lipper is an independent fund-tracking organization.) Performance information for the Fund's other share classes can be found on page four.

Based on its net asset value ("NAV") of $10.72 as of October 31, 1997 and the current monthly distribution rate of $0.043 for Class A shares, the Fund's annualized distribution rate is 4.81%. For an Oregon investor in a combined federal and state tax bracket of 41.76%, the Fund's tax-exempt yield of 4.81% is equivalent to a taxable yield of 8.26%.

During the period covered by this report, the Fund has maintained its emphasis toward good quality, higher-coupon bonds. In selecting investments for the Fund, we tend to focus on providing current income more than total return. As of October 31, 1997, the Fund's average weighted maturity was roughly 22.6 years and nearly 94.4% of the Fund's holdings were rated investment grade. (Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or have an equivalent rating by any nationally recognized statistical rating organization, or determined by the Manager to be equivalent.) In addition, approximately 40.5% of the Fund's portfolio was rated Aaa/AAA, the highest-quality bond rating.


In addition, we continue to remain broadly diversified across a number of sectors. As of October 31, 1997, the Fund's largest holdings were concentrated in housing bonds (21.4%), education bonds (18.0%), water and sewer bonds (11.9%), and general obligation bonds (11.1%).

Market and Economic Overview
In recent weeks, the municipal bond market has rebounded from the downturn it experienced in August 1997. In our opinion, this market downturn was caused in large part by investor concerns that strength in the U.S. economy would ultimately lead to higher interest rates and greater inflationary pressures. Despite these concerns, the U.S. economy has continued to grow strongly with low unemployment and an absence of higher inflationary pressures.

In our view, global competition and improved productivity have enabled the economy to expand without the upward price pressures traditionally associated with extended periods of economic growth. Many U.S. corporations continue to face fierce competition from foreign companies. As a result, many U.S. corporations have been unable to raise prices significantly. Moreover, the widespread use of technology has enabled many companies to operate more efficiently while using fewer workers. This in turn has enabled many companies to continue operating profitably even though increasingly tight labor markets have begun to exert upward pressure on wages.

In light of these developments, the Federal Reserve Board ("Fed") has refrained from further tightening monetary policy after raising the fed-funds rate slightly to 5.5% in March 1997. (The fed-funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates.) Since that time, interest rates have generally declined. For example, the yield on the bellwether 30-year U.S. Treasury bond has fallen from a high of approximately 7.20% in April to roughly 6.15% as of October 31, 1997. Many economists, including some Fed officials, have begun to acknowledge that the U.S. economy may be able to support both strong growth and low unemployment without a substantial increase in inflation. However, this does not mean that the Fed has become complacent on the inflation front. In testimony delivered to the House Budget Committee on October 8, 1997, Fed Chairman Alan Greenspan again warned that strong economic growth and the extremely tight labor market could lead to a resurgence in inflation. However, in our view, concerns about potential effects of devaluation and sharp economic downturns in Asia will keep the Fed from tightening monetary policy in the near future.

In addition, although nominal interest rates have declined, real inflation-adjusted interest rates are quite high on a historical basis and current real yields on municipal bonds (after subtracting the effects of inflation) are very high by historical standards. In view of the current favorable economic conditions and our expectations that inflation should remain subdued, we believe that municipal bonds should continue to provide investors with attractive real, after-tax rates of return in the months ahead.

Oregon Economic Highlights
Oregon continues to enjoy strong credit ratings thanks to its healthy economy and prudent fiscal policies. As of October 31, 1997, Oregon's general debt obligations were rated AA by all three major credit reporting and bond rating agencies. Economic growth in the State has been vibrant and has helped it to accomodate a voter-mandated shift in education funding. In our view, tax-relief initiatives enacted over the past year should not trigger a downgrade of local credit ratings but could pose a challenge in meeting future school funding needs and prison costs.


Market Update and Outlook
Some investors have expressed concerns that certain provisions of the recently enacted Federal Taxpayer Relief Act of 1997 (which was passed as part of the Balanced Budget Agreement) could erode many of the tax advantages that municipal bonds now offer. However, we believe that the impact of this legislation will be largely positive for the municipal bond market. The reduction of the long-term capital gains tax rate and the introduction of the Roth IRA ostensibly make the attractiveness of stocks and other investments more compelling than municipals. Nevertheless, there are new elements in the tax code that may strengthen the focus on after-tax returns-an area where municipals, which provide a steady source of tax-exempt income, continue to enjoy a distinct advantage. In addition, the repeal of the alternative minimum tax for small business corporations provides favorable tax treatment for many corporate municipal bond investors. Lastly, the new tax act expands the issuance of education and housing bonds, two key segments of the municipal bond market.

We believe that the prospects for municipal bonds remain bright over the near term. The recent turmoil in stock markets worldwide has renewed attention toward the bond market, which can still provide attractive returns with much greater stability than stocks. Although interest rates have declined overall, municipal bond yields have not declined nearly as much as U.S. Treasury bond yields, further enhancing their relative appeal.

In closing, we would like to thank you for your investment in the Smith Barney Oregon Municipals Fund. We look forward to helping you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon                   /s/ Peter M. Coffey
---------------------                   -------------------
Heath B. McLendon                       Peter M. Coffey
Chairman                                Vice President and
                                        Investment Officer

November 21, 1997

Historical Performance - Class A Shares

                               Net Asset Value
                          -------------------------
                          Beginning        End         Income        Capital Gain      Total
Period Ended              of Period     of Period     Dividends     Distributions     Returns(1)
=======================   ===========   ===========   ===========   ===============   ==========
10/31/97                  $10.27        $10.72        $0.26         $0.00               6.99%+
------------------        ------        ------        -----         -----              -----
4/30/97                    10.26         10.27         0.54          0.15               7.01
------------------        ------        ------        -----         -----              -----
4/30/96                    10.09         10.26         0.54          0.06               7.70
------------------        ------        ------        -----         -----              -----
Inception*-4/30/95++        9.55         10.09         0.49          0.00              11.08+
==================        ======        ======        =====         =====             =======
Total                                                 $1.83         $0.21
==================                                    =====         =====

--------------------------------------------------------------------------------
 Historical Performance - Class B Shares


                               Net Asset Value
                          -------------------------
                          Beginning        End         Income        Capital Gain      Total
Period Ended              of Period     of Period     Dividends     Distributions     Returns(1)
=======================   ===========   ===========   ===========   ===============   ==========
10/31/97                  $10.26        $10.71        $0.24         $0.00               6.73%+
------------------        ------        ------        -----         -----              -----
4/30/97                    10.25         10.26         0.49          0.15               6.48
------------------        ------        ------        -----         -----              -----
4/30/96                    10.09         10.25         0.49          0.06               7.09
------------------        ------        ------        -----         -----              -----
Inception*-4/30/95++        9.55         10.09         0.45          0.00              10.59+
==================        ======        ======        =====         =====             =======
Total                                                 $1.67         $0.21
==================                                    =====         =====

--------------------------------------------------------------------------------
 Historical Performance - Class C Shares



                            Net Asset Value
                       -------------------------
                       Beginning        End         Income        Capital Gain      Total
Period Ended           of Period     of Period     Dividends     Distributions     Returns(1)
====================   ===========   ===========   ===========   ===============   ==========
10/31/97               $10.27        $10.72        $0.23         $0.00                6.70%+
------------------     ------        ------        -----         -----                ----
4/30/97                 10.26         10.27         0.48          0.15                6.43
------------------     ------        ------        -----         -----                ----
Inception*-4/30/96      10.28         10.26         0.47          0.06                4.99+
==================     ======        ======        =====         =====                ====
Total                                              $1.18         $0.21
==================                                 =====         =====

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

Average Annual Total Return

                                                  Without Sales Charge(1)
                                            --------------------------------
                                              Class A     Class B     Class C
=============================================================================
Six Months Ended 10/31/97+                        6.99%       6.73%     6.70%
-----------------------------------------------------------------------------
Year Ended 10/31/97                               8.99        8.46      8.40
-----------------------------------------------------------------------------
Inception* through 10/31/97                       9.57++      9.01++    7.40
=============================================================================


                                                   With Sales Charge(2)
                                             --------------------------------
                                             Class A     Class B     Class C
=============================================================================
Six Months Ended 10/31/97+                        2.69%       2.23%      5.70%
-----------------------------------------------------------------------------
Year Ended 10/31/97                               4.61        3.96       7.40
-----------------------------------------------------------------------------
Inception* through 10/31/97                       8.27++      8.54++     7.40
=============================================================================

-----------------------------------------------------------------------------
Cumulative Total Return


                                           Without Sales Charge(1)
===============================================================================
Class A (Inception* through 10/31/97)                 36.97%++
-------------------------------------------------------------------------------
Class B (Inception* through 10/31/97)                  34.59++
-------------------------------------------------------------------------------
Class C (Inception* through 10/31/97)                  19.22
===============================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* The inception date for Class A and B shares is May 23, 1994 and May 16, 1995 for Class C shares.

++ Total return includes the effect of the cash contribution to capital from the investment adviser which was made on October 24, 1994. Without this cash contribution the total returns would have been:

                                                  Class A               Class B
================================================================================
Inception*through 4/30/95                            6.23%                5.55%
--------------------------------------------------------------------------------
Inception* through 10/31/97:
  Average Annual Total Return Without Sales Charge   8.26%                7.57%
  Average Annual Total Return With Sales Charge      6.96                 7.12
--------------------------------------------------------------------------------
Cumulative Total Return                             31.91%               29.08%
--------------------------------------------------------------------------------

Historical Performance (unaudited)

[PERFORMANCE CHART]

             Growth of $10,000 Invested in Class A and B Shares of
                    Smith Barney Oregon Municipals Fund vs.
                   the Lehman Brothers Municipal Bond Index+
--------------------------------------------------------------------------------
                            May 1994 - October 1997


        SB Oregon Municipals     SB Oregon Municipals     Lehman Brothers
           Fund Class A               Fund Class B            Municipal
               Shares                    Shares              Bond Index
5/23/94         9598                     10000                  10000
10/94           9822                      9762                   9830
4/95           10662                     10609                  10574
10/95          11389                     11385                  11289
4/96           11483                     11442                  11414
10/96          12062                     12109                  11932
4/97           12287                     12310                  12172
10/31/97       13149                     13459                  12946


+ Hypothetical illustration of $10,000 invested in Class A shares at inception on May 23, 1994, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1997. In addition, there is an hypothetical illustration of $10,000 invested in Class B shares at inception on May 23, 1994, assuming deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other class of shares may be greater or less than Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

* This figure includes the effect of the cash contribution to capital from the investment adviser.

Portfolio Highlights (unaudited)                              October 31, 1997

Portfolio Breakdown


[PIE CHART PLOT POINTS]

Housing    Education   Water and Sewer   General Obligation     Other
 21.4%       18.0%           11.9%              11.1%           10.8%

Transportation   Life Care Systems     Hospitals  Industrial Development
    8.5%               5.1%              4.3%             3.8%

Government Facility    Pre-Refunded
       3.1%                 2.0%



Summary of Investments by Combined Ratings


                               Standard &            Percentage of
Moody's        and/or            Poor's             Total Investments
---------------------------------------------------------------------
Aaa                              AAA                     40.5%
Aa                               AA                      15.6
A                                A                       24.3
Baa                              BBB                     14.0
NR                               NR                       5.6
                                                          ---
                                                         100.0%
                                                         =====

Schedule of Investments (unaudited)                  October 31, 1997


   FACE
  AMOUNT                         RATING                      SECURITY                                   VALUE
===============================================================================================================
Education - 18.0%
$ 1,000,000                      AAA      Marion County School District No. 103C, Woodburn
                                           Deferred Interest, Series B, FGIC-Insured,
                                           zero coupon due 11/1/12                                  $  471,250
                                          Oregon Health Sciences University Revenue, Series A,
                                           MBIA-Insured:
  1,000,000                      AAA        Zero coupon due 7/1/13                                     446,250
  1,000,000                      AAA        5.250% due 7/1/28                                          997,500
  1,000,000                      AA       Oregon State Board Higher Education, Series A,
                                           6.000% due 8/1/26                                         1,068,750
    430,000                      A1*      Oregon State Health, Housing, Educational & Cultural
                                           Facilities Authority, (Oak Tree Foundation Project),
                                           Series A, 6.100% due 5/1/15                                 448,275
    500,000                      AAA      Southwestern Oregon Community College District,
                                           AMBAC-Insured, 5.600% due 6/1/16                            513,125
    500,000                      AAA      Washington County School District No. 088J, (Sherwood
                                           Project), FSA-Insured, 6.100% due 6/1/12                    543,125
    500,000                      AAA      Yamhill County School District No. 040, FGIC-Insured,
                                           5.600% due 6/1/16                                           518,125
--------------------------------------------------------------------------------------------------------------
                                                                                                     5,006,400
                                                                                                    ----------
Escrowed to Maturity(a) - 0.5%
    135,000                      AAA      Virgin Islands Territory GO, 8.000% due 3/1/98               136,870
--------------------------------------------------------------------------------------------------------------
General Obligation - 11.1%
    450,000                      AAA      Chemeketa Community College District GO, FGIC-Insured,
                                           5.800% due 6/1/12                                           480,938
    500,000                      AAA      Lane County Bethel GO, School District No. 052,
                                           FGIC-Insured, 6.400% due 12/1/09                            565,625
    500,000                      AAA      Lincoln County School District GO, FGIC-Insured,
                                           5.250% due 6/15/12                                          513,750
    500,000                      AA       Oregon State Veterans Welfare GO, Series 76A,
                                           5.900% due 10/1/17                                          526,250
  1,000,000                      A        Puerto Rico Commonwealth GO, 5.375% due 7/1/25               988,750
--------------------------------------------------------------------------------------------------------------
                                                                                                     3,075,313
                                                                                                    ----------
Government Facility - 3.1%
    900,000                      AAA      Puerto Rico Public Buildings Authority Revenue,
                                           Guaranteed Government Facilities, Series B,
                                           AMBAC-Insured, 5.000% due 7/1/27                            865,125
--------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
8

Schedule of Investments (unaudited) (continued)      October 31, 1997


   FACE
  AMOUNT                         RATING                      SECURITY                                     VALUE
=================================================================================================================
Hospitals - 4.3%
$   595,000                      BBB+     Klamath Falls Intercommunity Hospital Authority
                                           Revenue, (Gross-Merle West Medical Center Project),
                                           7.100% due 9/1/24(b)                                          $  650,781
    500,000                      BBB      Puerto Rico Industrial Tourist Education, Medical &
                                           Environmental Control Facilities, (Ryder Memorial
                                           Hospital Project), Series A, 6.700% due 5/1/24                   537,500
-------------------------------------------------------------------------------------------------------------------
                                                                                                          1,188,281
                                                                                                         ----------
Housing: Multi-Family - 11.4%
    215,000                      A+       Oregon State Housing & Community Services, Housing
                                           & Finance Revenue Bonds, Assisted or Insured
                                           Multi-Unit Mortgages, Series A, FHA-Insured,
                                           6.800% due 7/1/13                                                227,900
                                          Portland Housing Authority, Multi-Family Revenue, Series A:
    500,000                      Aaa*      Cherry Blossom Apartments, GNMA-Collateralized,
                                            6.100% due 12/20/26(c)                                          528,750
  1,000,000                      A1*       Cherry Ridge Project, 6.250% due 5/1/12(c)                     1,043,750
    300,000                      NR        Senior Lien Revenue, (Fairview Woods Project),
                                            6.875% due 8/1/14                                               307,500
  1,000,000                      A1*      Washington County Housing Authority, Multi-Family
                                           Revenue, (Bethany Meadows Project),
                                           6.250% due 8/1/13(c)                                           1,045,000
-------------------------------------------------------------------------------------------------------------------
                                                                                                          3,152,900
                                                                                                         ----------
Housing: Single-Family - 10.0%
                                          Oregon State Housing & Community Services, Mortgage
                                           Revenue Bonds, Single-Family Mortgage Program:
  1,000,000                      Aa2*       Series B, 6.875% due 7/1/28(b)                                1,068,750
    490,000                      Aa*        Series D, 6.500% due 7/1/24(c)                                  520,625
    495,000                      AAA      Puerto Rico Housing Bank & Finance Agency, Single-
                                           Family Mortgage Revenue, Affordable Housing
                                           Mortgage-Portfolio I, GNMA/FNMA/FHLMC-
                                           Collateralized, 6.250% due 4/1/29(c)                             520,988
    620,000                      AAA      Virgin Islands HFA, Single-Family Revenue, Program A,
                                           GNMA-Collateralized, 6.450% due 3/1/16(c)                        652,550
-------------------------------------------------------------------------------------------------------------------
                                                                                                          2,762,913
                                                                                                         ----------
Industrial Development - 3.8%
  1,000,000                      Baa2*    Oregon State EDR, Georgia-Pacific Corp., Series CVLII,
                                           6.350% due 8/1/25(c)                                           1,046,250
-------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
                                                                               9

Schedule of Investments (unaudited) (continued)      October 31, 1997


   FACE
  AMOUNT                RATING                 SECURITY                                        VALUE
=====================================================================================================
Life Care Systems - 5.1%
 $ 400,000              NR       Albany Hospital Facility Authority Revenue,
                                   Mennonite Home of Albany Inc., 5.900%
                                   due 10/1/20                                              $  396,500
   500,000              NR       Clackamus County Hospital Facilities
                                   Authority Revenue, (Robison Jewish Home
                                   Project), 6.250% due 10/1/28                                523,750
   500,000              AA       Oregon State Elderly & Disabled Housing
                                   GO, Series A, 5.375% due 8/1/28(c)                          490,000
------------------------------------------------------------------------------------------------------
                                                                                             1,410,250
                                                                                            ----------
Miscellaneous - 7.5%
   600,000              A2*      Oregon State Bond Bank Revenue, Economic
                                   Development Department, Series 1,
                                   6.700% due 1/1/15                                           656,250
   500,000              AAA      Oregon State Department of Administrative
                                   Services, COP, Series A, AMBAC-Insured,
                                   5.800% due 5/1/24                                           523,750
   500,000              Baa*     Puerto Rico Housing Bank & Finance
                                   Agency, Kidder, 7.500% due 12/1/06                          585,625
   300,000              NR       Western Generation Agency, (Wauna
                                   Cogeneration Project), Series B, 7.250%
                                   due 1/1/09(b)(c)                                            321,000
------------------------------------------------------------------------------------------------------
                                                                                             2,086,625
------------------------------------------------------------------------------------------------------
Pre-Refunded(d) - 2.0%
   500,000              AAA      Portland Sewer System Revenue Bonds, Series A,
                                   (Call 6/1/04 @ 101), 6.250% due 6/1/15                      554,375
------------------------------------------------------------------------------------------------------
Tax
Allocation - 0.9%
   250,000              A-       Medford Urban Renewal Agency, Tax
                                   Revenue, Series A, 5.875% due 9/1/10                        259,062
------------------------------------------------------------------------------------------------------
Transportation - 8.5%
   400,000              AAA      Port Portland Airport Revenue, Portland
                                   International Airport, Series 10,
                                   FGIC-Insured, 5.750% due 7/1/25(c)                          409,500
 1,500,000              A        Puerto Rico Commonwealth Highway & Transportation
                                   Authority, Highway Revenue, Series Y, 5.000% due 7/1/36   1,413,750
   500,000              BBB-     Puerto Rico Port Authority Revenue, Special
                                   Facilities, American Airlines, Series A,
                                   6.250% due 6/1/26(c)                                        536,875
------------------------------------------------------------------------------------------------------
                                                                                             2,360,125
------------------------------------------------------------------------------------------------------
Utilities -
 1.9%
   500,000              BBB      Guam Power Authority Revenue, Series A,
                                   6.300% due 10/1/22                                          523,125
------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)      October 31, 1997


   FACE
  AMOUNT                       RATING                      SECURITY                                       VALUE
=================================================================================================================
Water and Sewer - 11.9%
$   250,000                    A+         Beavertown Water Revenue, Series 1994,
                                           6.125% due 6/1/14                                          $   263,750
    500,000                    AAA        Canby Sewer Revenue Refunding, FSA-Insured,
                                           5.250% due 12/1/17                                             503,125
    360,000                    A+         Clackamas County Service District No. 001, Sewer
                                           Revenue, 6.375% due 10/1/14                                    391,050
    500,000                    AAA        Klamath Falls Water Revenue, FSA-Insured,
                                           5.600% due 7/1/16                                              510,000
    600,000                    Aa1*       Port Umatilla Water Revenue, 6.650% due 8/1/22(c)               643,500
  1,000,000                    AAA        Portland Sewer System Revenue Bonds, Series A,
                                           FGIC-Insured, 5.000% due 6/1/15                                986,250
------------------------------------------------------------------------------------------------------------------
                                                                                                        3,297,675
                                                                                                      -----------
                                  TOTAL INVESTMENTS - 100%
                                  (Cost - $26,169,182**)                                              $27,725,289
                                  ===================                                                 ===========

(a) Bond is escrowed to maturity with U.S. government securities and is considered by Manager to be triple-A rated even if issuer has not applied for new ratings.
(b) Security segregated by Custodian for open purchase committments.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(d) Pre-refunded bond is escrowed with U.S. government securities and is considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
**  Aggregate cost for Federal income tax purposes is substantially the same.

See pages 12 and 13 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.

Bond Ratings



All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk(*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's - Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.


AAA  - Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
       Capacity to pay interest and repay principal is extremely strong.

AA   - Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A    - Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's - Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa - Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A    - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR   - Indicates that the bond is not rated by Standard & Poor's or Moody's.

Short-Term Security Ratings



SP-1       - Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1        - Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1     - Moody's highest rating for issues having a demand feature-VRDO.
P-1        - Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions




ABAG           - Association of Bay Area
                  Governments                           HFA            - Housing Finance Authority
AIG            - American International Guaranty        IDA            - Industrial Development
AMBAC          - AMBAC Indemnity Corporation                              Authority
BAN            - Bond Anticipation Notes                IDB            - Industrial Development Board
BIG            - Bond Investors Guaranty                IDR            - Industrial Development
CGIC           - Capital Guaranty Insurance                               Revenue
                  Company                               INFLOS         - Inverse Floaters
CHFCLI         - California Health Facility             ISD            - Independent School District
                  Construction Loan Insurance           LOC            - Letter of Credit
CONNIE LEE     - College Construction Loan              MBIA           - Municipal Bond Investors
                  Insurance Association                                   Assurance Corporation
COP            - Certificate of Participation           MVRICS         - Municipal Variable Rate lnverse
EDA            - Economic Development Authority                           Coupon Security
EDR            - Economic Development Revenue           PCR            - Pollution Control Revenue
ETM            - Escrowed To Maturity                   PSF            - Permanent School Fund
FGIC           - Financial Guaranty Insurance           RAN            - Revenue Anticipation Notes
                  Company                               RIBS           - Residual Interest Bonds
FHA            - Federal Housing Administration         RITES          - Residual Interest Tax-Exempt
FHLMC          - Federal Home Loan Mortgage                               Securities
                  Corporation                           TAN            - Tax Anticipation Notes
FLAIRS         - Floating Adjustable Interest           TECP           - Tax-Exempt Commercial Paper
                  Rate Securities                       TOB            - Tender Option Bonds
FNMA           - Federal National Mortgage              TRAN           - Tax and Revenue Anticipation
                  Association                                             Notes
FRTC           - Floating Rate Trust Certificates       SYCC           - Structured Yield Curve
FSA            - Financing Security Assurance                             Certificate
GIC            - Guaranteed Investment Contract         VA             - Veterans Administration
GNMA           - Government National Mortgage           VRDD           - Variable Rate Daily
                  Association                                             Demand
GO             - General Obligation                     VRWE           - Variable Rate Wednesday
HDC            - Housing Development                                      Demand
                  Corporation



Statement of Assets and Liabilities (unaudited)        October 31, 1997



ASSETS:
 Investments, at value (Cost-$26,169,182)                          $27,725,289
 Interest receivable                                                   476,308
 Receivable for Fund shares sold                                        84,000
 Receivable from investment advisor                                     34,392
 Deferred organization costs                                             9,469
-----------------------------------------------------------        -----------
 Total Assets                                                       28,329,458
-----------------------------------------------------------        -----------
LIABILITIES:
 Payable to bank                                                       119,466
 Dividend payable                                                      105,492
 Distribution fees payable                                               2,997
 Accrued expenses                                                       32,021
-----------------------------------------------------------        -----------
 Total Liabilities                                                     259,976
-----------------------------------------------------------        -----------
Total Net Assets                                                   $28,069,482
===========================================================       ===========
NET ASSETS:
 Par value of shares of beneficial interest                        $     2,621
 Capital paid in excess of par value                                26,507,623
 Overdistributed net investment income                                 (14,944)
 Accumulated net realized gain on security transactions                 18,075
 Net unrealized appreciation of investments                          1,556,107
-----------------------------------------------------------        -----------
Total Net Assets                                                   $28,069,482
===========================================================        ===========
Shares Outstanding:
  Class A                                                            1,050,228
-----------------------------------------------------------        -----------
  Class B                                                            1,434,084
-----------------------------------------------------------        -----------
  Class C                                                              136,352
-----------------------------------------------------------        -----------
Net Asset Value:
  Class A (and redemption price)                                        $10.72
-----------------------------------------------------------             ------
  Class B*                                                              $10.71
-----------------------------------------------------------             ------
  Class C**                                                             $10.72
-----------------------------------------------------------             ------
Class A Maximum Public Offering Price Per Share
  (net asset value plus 4.17% of net asset value per share)             $11.17
===========================================================             ======
 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
14

Statement of Operations (unaudited)

For the Six Months Ended October 31, 1997



INVESTMENT INCOME:
  Interest                                                            $ 756,826
--------------------------------------------------------------------  ----------
EXPENSES:
  Distribution fees (Note 4)                                             59,752
  Investment advisory fees (Note 4)                                      39,450
  Administration fees (Note 4)                                           26,300
  Trustees' fees                                                         18,000
  Shareholder communications                                             15,000
  Audit and legal                                                        13,625
  Shareholder and system servicing fees                                  11,330
  Amortization of deferred organization costs                             4,074
  Pricing service fees                                                    3,000
  Registration fees                                                       2,950
  Custody                                                                   780
  Other                                                                   2,375
--------------------------------------------------------------------  ----------
  Total Expenses                                                        196,636
  Less: Investment advisory and administration fee waivers (Note 4)     (46,976)
--------------------------------------------------------------------  ----------
  Net Expenses                                                          149,660
--------------------------------------------------------------------  ----------
Net Investment Income                                                   607,166
--------------------------------------------------------------------  ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 5):
  Realized Gain From Security Transactions
  (excluding short-term securities):
   Proceeds from sales                                                2,047,518
   Cost of securities sold                                            2,029,443
-------------------------------------------------------------------- ----------
  Net Realized Gain                                                      18,075
-------------------------------------------------------------------- ----------
  Change in Net Unrealized Appreciation of Investments:
   Beginning of period                                                  475,768
   End of period                                                      1,556,107
-------------------------------------------------------------------- ----------
  Increase in Net Unrealized Appreciation                             1,080,339
-------------------------------------------------------------------- ----------
Net Gain on Investments                                               1,098,414
-------------------------------------------------------------------- ----------
Increase in Net Assets From Operations                               $1,705,580
==================================================================== ==========



                       See Notes to Financial Statements.
                                                                              15

Statements of Changes in Net Assets

For the Six Months Ended October 31, 1997 (unaudited) and the Year Ended April 30, 1997


                                                          October 31         April 30
                                                         =============     =============
OPERATIONS:
 Net investment income                                    $    607,166      $  1,033,869
 Net realized gain+                                             18,075            79,876
 Increase in net unrealized appreciation                     1,080,339           228,129
------------------------------------------------------    ------------      ------------
 Increase in Net Assets From Operations                      1,705,580         1,341,874
------------------------------------------------------    ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
 Net investment income                                        (614,678)       (1,041,562)
 Net realized gains                                                  -          (268,962)
 Excess of net realized gains                                        -           (45,630)
------------------------------------------------------    ------------      ------------
 Decrease in Net Assets From
   Distributions to Shareholders                              (614,678)       (1,356,154)
------------------------------------------------------    ------------      ------------
FUND SHARE TRANSACTIONS (NOTE 6):
 Net proceeds from sale of shares                            3,858,488         7,070,944
 Net asset value of shares issued for
   reinvestment of dividends                                   339,660           973,006
 Cost of shares reacquired                                  (1,085,602)       (2,158,560)
------------------------------------------------------    ------------      ------------
 Increase in Net Assets From
   Fund Share Transactions                                   3,112,546         5,885,390
------------------------------------------------------    ------------      ------------
Increase in Net Assets                                       4,203,448         5,871,110
NET ASSETS:
 Beginning of period                                        23,866,034        17,994,924
------------------------------------------------------    ------------      ------------
 End of period*                                           $ 28,069,482      $ 23,866,034
======================================================    ============      ============
* Includes overdistributed net investment income of:      $    (14,944)     $     (7,432)
======================================================    ============      ============

+ Due to a prior period's cash contribution, net realized gains for Federal income tax purposes were $131,967 for the year ended April 30, 1997.


                       See Notes to Financial Statements.
16

Notes to Financial Statements (unaudited)

     1. SIGNIFICANT ACCOUNTING POLICIES

     Smith Barney Oregon Municipals Fund ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.


     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to the Fund and each class; investment advisory, administration fees and general fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At April 30, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized losses amounting to $234,740 and a portion of overdistributed net investment income amounting to $6,955 were reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


     In addition, organization costs have been deferred and are being amortized on a straight-line method over a five-year period, beginning with the commencement of the Fund's operations in May 1994.

     2. FUND CONCENTRATION

     Since the Fund invests primarily in obligations of issuers within Oregon, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Oregon.

     3. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.


     Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.

     4. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT
        AND AFFILIATED TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Fund pays SBMFM an investment advisory fee calculated at an annual rate of 0.30% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. SBMFM waived a portion of the investment advisory fees for the Fund for the six months ended October 31, 1997.


     SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly. SBMFM waived a portion of its administration fees for the six months ended October 31, 1997.


     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of the Fund's shares. For the six months ended October 31, 1997, SB received sales charges of approximately $19,000 on sales of the Fund's Class A shares.


     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the six months ended October 31, 1997, CDSCs paid to SB for Class B shares were approximately $4,000.

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at an annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and C shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets for each class, respectively. For the six months ended October 31, 1997, total Distribution Plan fees incurred were:



                                                Class A     Class B     Class C
================================================================================
Distribution Plan Fees                          $7,999      $47,341       $4,412
================================================================================

     All officers and one Trustee of the Fund are employees of SB.

     5. INVESTMENTS

     During the six months ended October 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:



================================================================================
Purchases                                                             $5,941,726
--------------------------------------------------------------------------------
Sales                                                                  2,047,518
================================================================================

     At October 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:


================================================================================
Gross unrealized appreciation                                         $1,556,845
Gross unrealized depreciation                                              (738)
--------------------------------------------------------------------------------
Net unrealized appreciation                                           $1,556,107
================================================================================


     6. SHARES OF BENEFICIAL INTEREST

     At October 31, 1997, the Fund had an unlimited number of shares of beneficial interest authorized with par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

     At October 31, 1997, total paid-in capital amounted to the following for each class:


                                         Class A         Class B        Class C
================================================================================

Total Paid-in Capital                 $10,562,625     $14,527,282     $1,420,337
================================================================================

     Transactions in shares of each class were as follows:



                                        Six Months Ended                   Year Ended
                                        October 31, 1997                 April 30, 1997
                                  -----------------------------   -----------------------------
                                   Shares           Amount          Shares          Amount
                                  ============   ==============   ============   ==============
Class A
Shares sold                         127,094       $1,345,830         237,837     $ 2,454,025
Shares issued on reinvestment        13,174          139,279          39,968         413,807
Shares redeemed                     (41,545)        (439,980)        (59,500)       (617,925)
-------------------------------     -------       ----------         -------     -----------
Net Increase                         98,723       $1,045,129         218,305     $ 2,249,907
===============================     =======       ==========         =======     ===========
Class B
Shares sold                         185,190       $1,955,217         416,538     $ 4,304,476
Shares issued on reinvestment        17,271          182,379          50,591         523,371
Shares redeemed                     (53,741)        (570,639)       (143,827)     (1,494,579)
-------------------------------     -------       ----------        --------     -----------
Net Increase                        148,720       $1,566,957         323,302     $ 3,333,268
===============================     =======       ==========        ========     ===========
Class C
Shares sold                          52,733       $  557,441          30,102     $   312,443
Shares issued on reinvestment         1,702           18,002           3,461          35,828
Shares redeemed                      (7,020)         (74,983)         (4,448)        (46,056)
-------------------------------     -------       ----------        --------     -----------
Net Increase                         47,415       $  500,460          29,115     $   302,215
===============================     =======       ==========        ========     ===========

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each period:



Class A Shares                              1997(1)           1997          1996            1995(2)
======================================   =================   ===========   ===========   =================
Net Asset Value, Beginning of Period        $   10.27         $  10.26      $  10.09        $    9.55
-------------------------------------       ---------         --------      --------        ---------
Income From Operations:
 Net investment income(3)                        0.26             0.54          0.55             0.49
 Net realized and unrealized gain                0.45             0.16          0.22             0.54
-------------------------------------       ---------         --------      --------        ---------
Total Income From Operations                     0.71             0.70          0.77             1.03
-------------------------------------       ---------         --------      --------        ---------
Less Distributions From:
 Net investment income                         ( 0.26)          ( 0.54)       ( 0.54)          ( 0.49)
 Net realized gains                                 -           ( 0.13)       ( 0.06)               -
 Excess of net realized gains                       -           ( 0.02)            -                -
-------------------------------------       ---------         --------      --------        ---------
Total Distributions                            ( 0.26)          ( 0.69)       ( 0.60)          ( 0.49)
-------------------------------------       ---------         --------      --------        ---------
Net Asset Value, End of Period              $   10.72         $  10.27      $  10.26        $   10.09
-------------------------------------       ---------         --------      --------        ---------
Total Return(4)                                  6.99%++          7.01%         7.70%           11.08%++
-------------------------------------       ---------         --------      --------        ---------
Net Assets, End of Period (000s)            $  11,255         $  9,769      $  7,520        $   6,323
-------------------------------------       ---------         --------      --------        ---------
Ratios to Average Net Assets:
 Expenses(3)                                     0.82%+           0.65%         0.66%            0.82%+
 Net investment income                           4.89+            5.21          5.21             5.28+
-------------------------------------       ---------         --------      --------        ---------
Portfolio Turnover Rate                             8%              37%           75%              30%
=====================================       =========         ========      ========        =========

(1) For the six months ended October 31, 1997 (unaudited).
(2) For the period from May 23, 1994 (inception date) to April 30, 1995.
(3) The investment adviser and administrator waived all or part of their fees for the six months ended October 31, 1997, the years ended April 30, 1997, April 30, 1996 and the period ended April 30, 1995. In addition, the investment adviser has reimbursed the Fund for $53,166, $85,446 and $64,336 in expenses for the years ended April 30, 1997, April 30, 1996 and the period ended April 30, 1995, respectively. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:



                                                            Expense Ratios
                     Per Share Decreases             Without Fee Waivers
                  to Net Investment Income            and Reimbursements
              ------------------------------------------------------------------
              1997(1)    1997    1996    1995   1997(1)    1997    1996    1995
              --------- ------- ------- ------  --------- ------- ------- ------

    Class A     $0.02    $0.07   $0.11   $0.12  1.17%+   1.41%   1.75%   2.05%+


(4) Total return for Class A shares for the period ended April 30, 1995 includes the effect of the cash contribution from the adviser which was made on October 24, 1994. The total amount of this contribution was $251,349. Without this cash contribution the total returns would have been 6.23%.
++  Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

Fora share of each class of beneficial interest outstanding throughout each period:



Class B Shares                              1997(1)         1997         1996            1995(2)
======================================   ===============  ===========   ===========   =============
Net Asset Value, Beginning of Period        $ 10.26         $ 10.25        $ 10.09         $   9.55
-------------------------------------       -------         -------        -------        ---------
Income From Operations:
 Net investment income(3)                      0.23            0.48           0.49             0.44
 Net realized and unrealized gain              0.46            0.17           0.22             0.55
-------------------------------------       -------         -------       --------        ---------
Total Income From Operations                   0.69            0.65           0.71             0.99
-------------------------------------       -------         -------       --------        ---------
Less Distributions From:
 Net investment income                        (0.24)          (0.49)         (0.49)           (0.45)
 Net realized gains                               -           (0.13)         (0.06)               -
 Excess of net realized gains                     -           (0.02)             -                -
-------------------------------------       -------         -------        --------        ---------
Total Distributions                           (0.24)          (0.64)         (0.55)           (0.45)
-------------------------------------       -------         --------        -------        ---------
Net Asset Value, End of Period              $ 10.71         $ 10.26        $ 10.25         $  10.09
-------------------------------------       -------         --------       --------        ---------
Total Return(4)                                6.73%++         6.48%          7.09%           10.59%++
-------------------------------------       -------         --------       --------        ---------
Net Assets, End of Period (000s)            $15,353        $ 13,184        $ 9,861         $  6,558
-------------------------------------       -------         --------       --------        ---------
Ratios to Average Net Assets:
 Expenses(3)                                   1.33%+          1.17%          1.21%            1.38%+
 Net investment income                         4.38+          4.691           4.62            4 .74+
-------------------------------------       -------         --------       --------        ---------
Portfolio Turnover Rate                           8%             37%            75%              30%
=====================================       =======         ========       ========        =========

(1) For the six months ended October 31, 1997 (unaudited).
(2) For the period from May 23, 1994 (inception date) to April 30, 1995.
(3) The investment adviser and administrator waived all or part of their fees for the six months ended October 31, 1997, the years ended April 30, 1997, April 30, 1996 and the period ended April 30, 1995. In addition, the investment adviser has reimbursed the Fund for $53,166, $85,446 and $64,336 in expenses for the years ended April 30, 1997, April 30, 1996 and the period ended April 30, 1995, respectively. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:


                                                                       Expense Ratios
                          Per Share Decreases                       Without Fee Waivers
                       to Net Investment Income                      and Reimbursements
                ---------------------------------------   ----------------------------------------
                1997(1)      1997      1996      1995     1997(1)      1997      1996      1995
                ---------   -------   -------   -------   -------     -------   -------   --------
    Class B       $0.02     $0.07     $0.11     $0.11     1.69%+      1.93%     2.29%     2.59%+

(4) Total return for Class B shares for the period ended April 30, 1995 includes the effect of the cash contribution from the adviser which was made on October 24, 1994. The total amount of this contribution was $221,558. Without this cash contribution the total returns would have been 5.55%.
++  Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

For a share of each class of beneficial interest outstanding throughout each period:



Class C Shares                              1997(1)           1997            1996(2)
======================================     ==========        ===========   ============
Net Asset Value, Beginning of Period        $10.27             $10.26          $10.28
-------------------------------------       ------             ------          ------
Income From Operations:
 Net investment income(3)                     0.22               0.47            0.45
 Net realized and unrealized gain             0.46               0.17            0.06
-------------------------------------       ------             ------          ------
Total Income From Operations                  0.68               0.64            0.51
-------------------------------------       ------             ------          ------
Less Distributions From:
 Net investment income                       (0.23)             (0.48)          (0.47)
 Net realized gains                              -              (0.13)          (0.06)
 Excess of net realized gains                    -              (0.02)              -
-------------------------------------       ------             ------          ------
Total Distributions                          (0.23)             (0.63)          (0.53)
-------------------------------------       ------             ------          ------
Net Asset Value, End of Period              $10.72             $10.27          $10.26
-------------------------------------       ------             ------          ------
Total Return                                  6.70%++            6.43%           4.99%++
-------------------------------------       ------             ------          ------
Net Assets, End of Period (000s)            $1,461             $  913          $  614
-------------------------------------       ------             ------          ------
Ratios to Average Net Assets:
 Expenses(3)                                  1.38%+             1.21%           1.25%+
 Net investment income                        4.32+              4.66            4.80+
-------------------------------------       ------             ------          ------
Portfolio Turnover Rate                          8%                37%             75%
=====================================       ======             ======          ======

(1) For the six months ended October 31, 1997 (unaudited).
(2) For the period from May 16, 1995 (inception date) to April 30, 1996.
(3) The investment adviser and administrator waived all or part of their fees for the six months ended October 31, 1997, the year ended April 30, 1997 and the period ended April 30, 1996. In addition, the investment adviser has reimbursed the Fund for $53,166 and $85,446 in expenses for the year ended April 30, 1997 and the period ended April 30, 1996, respectively. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:


                                                Expense Ratios
                 Per Share Decreases       Without Fee Waivers
              to Net Investment Income      and Reimbursements
              ------------------------- --------------------------
              1997(1)    1997    1996     1997(1)    1997    1996
              --------- ------- -------   --------- ------- --------
    Class C     $0.02    $0.06   $0.10    1.73%+   1.96%   2.38%+


++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

                     (This page intentionally left blank.)

[SMITH BARNEY LOGO]
A Member of TraverlersGroup [Umbrella Logo]


Smith Barney
Oregon Municipals
Fund

Trustees
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliott S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James J. Crisona, Emeritus


Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Adviser
and Administrator
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Transfer Agent
First Data Investors Services
Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is submitted for the general information of the shareholders of Smith Barney Oregon Municipals Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


Smith Barney
Oregon Municipals Fund
388 Greenwich Street
New York, New York 10013

FD0820 12/97